UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 30, 2022
Date of Report (date of earliest event reported)

Cantaloupe, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365		23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 Deerfield Lane Suite 300	Malvern	Pennsylvania	19355
(Address of Principal Executive Offices)			(Zip Code)
(610) 989-0340
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTLP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2018 Equity Incentive Plan.

As described below, the shareholders of Cantaloupe, Inc. (the “Company”) voted on November 30, 2022 to approve an amendment (the “Amendment”) to the Company’s 2018 Equity Incentive Plan (the “Plan”), which increased the available share reserve under the Plan from 4,000,000 shares to 10,000,000 shares. A summary of the Amendment was included as proposal four in the Company’s definitive proxy statement for its 2023 annual meeting of shareholders (the “Annual Meeting”), and is incorporated herein by reference. The summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 30, 2022, the Company held its Annual Meeting. The final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1. Election of Directors

Each nominee for director was elected, and the voting results were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker Non-Votes
Lisa P. Baird	50,782,036	1,457,365	108,852	8,232,235
Douglas G. Bergeron	50,815,504	1,422,534	110,215	8,232,235
Ian Harris	50,425,173	1,816,260	106,820	8,232,235
Jacob Lamm	50,867,307	1,374,729	106,217	8,232,235
Michael K. Passilla	51,115,710	1,126,326	106,217	8,232,235
Ellen Richey	51,161,814	1,076,062	110,377	8,232,235
Anne M. Smalling	50,005,343	2,233,048	109,862	8,232,235
Ravi Venkatesan	51,210,924	1,031,022	106,307	8,232,235
Shannon S. Warren	51,155,907	1,082,494	109,852	8,232,235

2. Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2023.

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2023 was approved, and the voting results were as follows:

Votes for	58,971,834
Votes against	1,486,558
Abstentions	122,096

3. Advisory Vote on named executive officer compensation.

The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting, and the voting results were as follows:

Votes for	50,344,154
Votes against	1,632,579
Abstentions	371,520
Broker Non-Votes	8,232,235

4. Approve Amendment to the Company’s 2018 Equity Incentive Plan.

The Company’s shareholders approved the amendment to the Company’s 2018 Equity Incentive Plan, and the voting results were as follows:

Votes for	50,523,134
Votes against	1,522,351
Abstentions	302,768
Broker Non-Votes	8,232,235

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Ex. Description
10.1	Second Amendment to the Cantaloupe, Inc. 2018 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on form DEF14A filed on October 28, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantaloupe, Inc.

Date: December 2, 2022
By: /s/ Davina Furnish
Davina Furnish
General Counsel and Secretary